ASSETS HELD FOR SALE / LIABILITIES HELD FOR SALE (Tables)	12 Months Ended
Dec. 31, 2018
ASSETS HELD FOR SALE / LIABILITIES HELD FOR SALE
Schedule of major classes of assets and liabilities held for sale

	December 31,
	2017	2018
	RMB’000	RMB'000	US$’000
Cash and cash equivalents	1	1	—
Prepaid expenses and other current assets	15,478	15,478	2,252
Amounts due from the Company	737	737	107
Property and equipment	550,606	550,225	80,027
Land use right, net	14,909	14,909	2,168
Assets held for sale	581,731	581,350	84,554
Accrued expenses and other current liabilities	1,863	5,293	770
Amounts due to the Company	2,025	2,698	392
Liabilities held for sale	3,888	7,991	1,162

Schedule of operating results of the disposal group

	For the years ended December 31,
	2016	2017	2018
	RMB’000	RMB’000	RMB’000	US$’000

Net revenue	2,442	—	—	—
Loss before income taxes	(107,399)	(3,000)	(3,654)	(531)